[STRONG LOGO AND PICTURE OF MAN AND 2 CHILDREN FISHING]


PROSPECTUS

THE STRONG
ADVANTAGE FUND                                   ADVISOR CLASS
AUGUST 31, 1999,
as supplemented on January 21, 2000































THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
Your Investment.................................................................
Key Information.................................................................
What are the fund's goals?.....................................................1
What are the fund's principal investment strategies?...........................1
What are the main risks of investing in the fund?..............................2
What are the fund's fees and expenses?.........................................5
Who are the fund's investment advisor and portfolio managers?..................6
Other Important Information You Should Know.....................................
A Word About Credit Quality....................................................7
Financial Highlights...........................................................9
Your Account....................................................................
Distribution Fees.............................................................11
Share Price...................................................................11
Buying Shares.................................................................12
Selling Shares................................................................14
Additional Policies...........................................................16
Distributions.................................................................16
Taxes.........................................................................17
Reserved Rights...............................................................18
For More Information..................................................Back Cover

IN THIS PROSPECTUS, "WE" REFERS TO STRONG CAPITAL MANAGEMENT, INC., THE INVESTMENT ADVISOR, ADMINISTRATOR, AND TRANSFER AGENT FOR THE STRONG FUNDS.

                                                                 YOUR INVESTMENT

KEY INFORMATION

WHAT ARE THE FUND'S GOALS?

The STRONG ADVANTAGE FUND seeks current income with a very low degree of share-price fluctuation.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

The ADVANTAGE FUND invests primarily in very short-term, corporate, and mortgage- and asset-backed bonds. The fund invests primarily in higher- and medium-quality bonds. To enhance its return potential, the fund also invests a portion of its assets in bonds that have longer maturities or are of lower-quality (high-yield or junk bonds), though it may not invest in bonds rated below BB. The managers focus upon high-yield bonds rated BB with positive or improving credit fundamentals. To help limit changes in share price, the fund's average maturity is usually one year or less.

The managers may sell a holding if its value becomes unattractive. Also, the managers may invest any amount in cash or cash-type securities as a temporary defensive position to avoid losses during adverse market conditions. This could reduce the benefit to the fund if the market goes up. In this case, the fund may not achieve its investment goal. The fund was designed for investors who seek higher yields than those generally offered by money market funds and who are willing to accept some modest share-price fluctuation to achieve that objective.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

BOND RISKS: The major risks of the fund are those of investing in the bond market. A bond's market value is affected significantly by changes in interest rates-generally, when interest rates rise, the bond's market value declines and when interest rates decline, its market value rises (interest-rate risk). Generally, the longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield (maturity risk). A bond's value can also be affected by changes in the bond's credit-quality rating or its issuer's financial condition (credit-quality risk). Because bond values fluctuate, the fund's share price fluctuates. So, when you sell your investment, you may receive more or less money than you originally invested.

HIGH-YIELD BONDS: The fund invests a limited portion of its assets in medium- and lower-quality bonds, including high-yield bonds (commonly referred to as junk bonds). Lower-quality bonds involve greater interest-rate and credit-quality risks than higher- and medium-quality bonds. High-yield bonds possess an increased possibility that the bond's issuer may not be able to make its payments of interest and principal. If that happens, the fund's share price would decrease and its income distributions would be reduced. An economic downturn or period of rising interest rates could adversely affect the high-yield bond market and reduce the fund's ability to sell its high-yield bonds (liquidity risk). A lack of a liquid market for these bonds could decrease the fund's share price.

FOREIGN SECURITIES: The fund may invest up to 25% of its assets in foreign securities. Foreign investments involve additional risks including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets.

MORTGAGE- AND ASSET-BACKED SECURITIES: The fund invests in mortgage-backed and asset-backed securities. These securities are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer. If that happens, the fund may have to replace the security by investing the proceeds in a less attractive security. This could reduce the fund's share price and its income distributions.

The share price of the fund will vary. The fund is not appropriate for investors concerned primarily with principal stability.

FUND STRUCTURE
The fund offers multiple classes of shares: Investor Class shares, Institutional Class shares, and Advisor Class shares. Only the Advisor Class shares are offered in this prospectus. The principal difference between each of the classes of shares is that the Advisor Class shares are subject to distribution fees and expenses under a 12b-1 plan and that each class of shares is subject to different administrative and transfer agency fees and expenses.

FUND PERFORMANCE
The return information on the next page illustrates how the performance of the fund's Advisor Class shares can vary, which is one indication of the risks of investing in the fund. Performance results for Advisor Class shares, which were first offered on August 31, 1999, are based on the historical performance of the Investor Class shares from the inception of the fund up to August 30, 1999, recalculated to reflect the higher annual expense ratio applicable to the Advisor Class shares. The Investor Class shares are not offered by this prospectus. The returns for the Advisor Class are substantially similar to those of the Investor Class shares since each are invested in the same portfolio of securities and the only differences relate to the differences in the fees and expenses of each class of shares. Please keep in mind that the past performance of the fund's Advisor Class shares does not represent how it will perform in the future. The information assumes that you reinvested all dividends and distributions.

CALENDAR YEAR TOTAL RETURNS

Year   Advantage
-----  ---------
1989   9.0%
-----  ---------
1990   6.3%
-----  ---------
1991   10.2%
-----  ---------
1992   8.1%
-----  ---------
1993   7.5%
-----  ---------
1994   3.2%
-----  ---------
1995   7.1%
-----  ---------
1996   6.3%
-----  ---------
1997   6.1%
-----  ---------
1998   4.4%
-----  ---------

The fund's year-to-date return through June 30, 1999 is 2.5%.

BEST AND WORST QUARTERLY PERFORMANCE
(During the periods shown above)

BEST QUARTER RETURN    WORST QUARTER RETURN
---------------------  ---------------------
2.9% (1st Q 1989)      0.3% (2nd Q 1994)

AVERAGE ANNUAL TOTAL RETURNS
                                          AS OF 12-31-98
FUND/INDEX                   1-YEAR     5-YEAR   10-YEAR    SINCE INCEPTION
ADVANTAGE                     4.39%     5.43%     6.81%     6.84% (11-25-88)
Salomon Smith Barney 1-Year
Treasury Bill Index           5.89%     5.66%     6.46%     6.43%

THE SALOMON SMITH BARNEY 1-YEAR TREASURY BENCHMARK-ON-THE-RUN INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE AVERAGE YIELD ON ONE-YEAR TREASURY BILLS.

For current yield information on the fund, call 1-800-368-3863.

WHAT ARE THE FUND'S FEES AND EXPENSES?

This section describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
(fees paid directly from your investment)
All of the Strong Funds are 100% no-load, so you pay no sales charges (loads) to buy or sell shares.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
The costs of operating the fund is deducted from fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they don't appear on your account statement, but instead reduce the total return you receive from your fund investment.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF  AVERAGE NET ASSETS)

            MANAGEMENT                                   TOTAL ANNUAL FUND
FUND        FEES           12B-1 FEES    OTHER EXPENSES  OPERATING EXPENSES
----------  -------------  ------------  --------------  ------------------
Advantage   0.35%          0.25%         0.49%           1.09%

EXAMPLE: This example is intended to help you compare the cost of investing in the fund, before fee waivers and expense absorptions, with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

FUND               1 YEAR  3 YEARS  5 YEARS  10 YEARS
-----------------  ------  -------  -------  --------
Advantage          $111    $347     $601     $1,329

WHO ARE THE FUND'S INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?

Strong Capital Management, Inc. (Strong) is the investment advisor for the fund. Strong provides investment management services for mutual funds and other investment portfolios representing assets of over $36 billion. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, several of which are available through variable insurance products. Strong's address is P.O. Box 2936, Milwaukee, WI 53201.

The following are the fund's portfolio managers.

JEFFREY A. KOCH co-manages the fund. He has over 10 years of investment experience and is a Chartered Financial Analyst. He has been a portfolio manager since January 1990. He joined Strong as a securities analyst in June 1989. He has managed or co-managed the fund since July 1991. Prior to joining Strong, Mr. Koch was employed by Fossett Corporation, a clearing firm, as a market maker clerk. Mr. Koch received his bachelors degree in Economics from the University of Minnesota in 1987 and his Masters of Business Administration in Finance from Washington University in 1989.

THOMAS A. SONTAG co-manages the fund. He has over 15 years of industry experience. He joined Strong in November 1998 as a co-portfolio manager of the fund. For 12 years prior to joining Strong, Mr. Sontag worked at Bear Stearns & Co., most recently serving as a Managing Director of the Fixed Income Department from 1990 to November 1998. From September 1982 until December 1985, Mr. Sontag was employed in the Fixed Income Department at Goldman Sachs & Co. Mr. Sontag received his bachelors degree in Economics/Finance from the University of Wisconsin in 1981 and his Masters of Business Administration in Finance from the University of Wisconsin in 1982.

((Side Box))
YEAR 2000 ISSUES

Your investment could be adversely affected if the computer systems used by the fund, Strong, and the fund's service providers do not properly process and calculate date-related information before, on, and after January 1, 2000. Year 2000-related computer problems could have a negative impact on your fund and the fund's investments, however, we are working to avoid these problems and to obtain assurances from our service providers that they are taking similar steps. Please note that Year 2000-related computer problems may have a greater negative impact on foreign capital markets and foreign investments, especially in emerging markets.

OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

A WORD ABOUT CREDIT QUALITY

CREDIT QUALITY measures the issuer's expected ability to pay interest and principal payments on time. Credit quality can be "higher-quality", "medium-quality", "lower-quality", or "in default".

HIGHER-QUALITY means bonds that are in any of the three highest rating categories. For example, bonds rated AAA to A by Standard & Poor's Ratings Group (S&P)*.

MEDIUM-QUALITY means bonds that are in the fourth-highest rating category. For example, bonds rated BBB by S&P*.

LOWER-QUALITY means bonds that are below the fourth-highest rating category. They are also known as non-investment, high-risk, high-yield, or "junk bonds". For example, bonds rated BB to C by S&P*.

IN DEFAULT means the bond's issuer has not paid principal or interest on time.

* OR THOSE RATED IN THIS CATEGORY BY ANY NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION. S&P IS ONLY ONE EXAMPLE OF A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION.

This chart shows S&P's definition and ratings group for credit quality. Other rating organizations use similar definitions.

CREDIT        S&P'S DEFINITION     S&P'S RATINGS GROUP  RATING CATEGORY
QUALITY
------------  -------------------  -------------------  ------------------
Higher        Highest quality      AAA                  First highest
              High quality         AA                   Second highest
              Upper medium grade   A                    Third highest
------------  -------------------  -------------------  ------------------
Medium        Medium grade         BBB                  Fourth highest
------------  -------------------  -------------------  ------------------
Lower         Low grade            BB
              Speculative          B
              Submarginal          CCC, CC, C
------------  -------------------  -------------------
In default    Probably in default  D
------------  -------------------  -------------------

We determine a bond's credit quality rating at the time of investment by conducting credit research and analysis and by relying on credit ratings of several nationally recognized statistical rating organizations. These organizations are called NRSROs. When we determine if a bond is in a specific category, we may use the highest rating assigned to it by any NRSRO. If a bond is not rated, we rely on our credit research and analysis to rate the bond. If a bond's credit-quality rating is downgraded after our investment, we monitor the situation to decide if we need to take any action such as selling the bond.

Also, investments in lower-quality bonds (junk bonds) will be more dependent on our credit analysis than would be higher-quality bonds because, while lower-quality bonds generally offer higher yields than higher-quality bonds with similar maturities, lower-quality bonds involve greater risks. These include the possibility of default or bankruptcy because the issuer's capacity to pay interest and repay principal is considered predominantly speculative. Also, lower-quality bonds are less liquid, meaning that they may be harder to sell than bonds of higher quality because the demand for them may be lower and there are fewer potential buyers. This lack of liquidity may lower the value of the fund and your investment.

FINANCIAL HIGHLIGHTS

This information describes investment performance of the Investor Class shares of the fund for the periods shown. Certain information reflects financial results for a single Investor Class share. "Total Return" shows how much an investment in the Investor Class shares of the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The Advisor Class shares of the fund were first offered on August 31, 1999. These figures for the fund have been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report.

Strong Advantage Fund- Investor Class

Selected Per-Share     Feb. 28,  Feb. 28,  Feb. 28, Feb. 29, Dec. 31, Dec. 31,
Data(a)                1999      1998      1997     1996(b)  1995     1994
Net Asset Value,
Beginning of Period    $10.08    $10.09    $10.03   $10.04   $9.98    $10.19
Income From
Investment Operations
Net Investment Income   0.59      0.62      0.62      0.10    0.67      0.55
Net Realized and
Unrealized Gains(Losses)
on Investments          (0.13)    (0.01)    0.06     (0.01)  0.06     (0.19)
Total from Investment
Operations              0.46       0.61     0.68      0.09   0.73       0.36
Less Distributions
From Net Investment
Income                 (0.59)     (0.62)    (0.62)   (0.10)   (0.67)   (0.55)
In Excess Of Net
Realized Gains          --         --         --       --       --     (0.02)
Total Distributions    (0.59)     (0.62)    (0.62)    (0.10)   (0.67)  (0.57)
Net Asset Value,
End of Period          $9.95      $10.08    $10.09     $10.03   $10.04  $9.98
Ratios and Supplemental Data
Total Return           +4.6%       +6.3%    +7.0%      +0.9%    +7.5%   +3.6%
Net Assets, End of Period
(In Millions)         $2,766      $2,164    $1,520    $1,000    $990    $911
Ratio of Expenses to
Average Net Assets    0.7%         0.8%      0.8%       0.8%*    0.8%    0.8%
Ratio of Net Investment
Income to Average
Net Assets             5.8%        6.2%       6.2%      6.3%*    6.6%    5.6%
Portfolio Turnover
Rate                  79.3%       109.6%     154.9%     17.2%   183.7%   221.0%

*Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.
(b) In 1996, the Fund changed its fiscal year-end from December to February.

YOUR ACCOUNT

All of the Strong Funds are 100% no-load. This means that you may purchase, redeem, or exchange shares directly at their net asset value without paying a sales charge.

DISTRIBUTION FEES

The Strong Funds have adopted a Rule 12b-1 distribution plan for the Advisor Class shares of the fund. Under the distribution plan, the fund may make monthly payments to the funds' distributor at the annual rate of 1.00% of the average daily net assets of the fund attributable to its Advisor Class shares. However, under the Distribution Agreement for the Advisor Class shares, payments to the fund's distributor under the distribution plan are currently limited to payment at an annual rate equal to 0.25% of average daily net assets attributable to Advisor Class shares. Such payments may be made for distribution related services and other services which are primarily intended to result in the sale of Advisor Class shares of the fund. Because Rule 12b-1 fees are on-going, over time they will increase the cost of an investment in the Advisor Class shares of the fund and may cost more than other types of sales charges.

SHARE PRICE

Your transaction price for buying, selling, or exchanging Advisor Class shares is the net asset value per share (NAV) of that class of shares. NAV is generally calculated as of the close of trading on the New York Stock Exchange (usually 3:00 p.m. Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.

NAV is based on the market value of the securities in a fund's portfolio. If market prices are not available, NAV is based on a security's fair value as determined in good faith by us under the supervision of the Board of Directors of the Strong Funds.

FOREIGN SECURITIES
Some of the fund's portfolio securities may be listed on foreign exchanges that trade on days when we do not calculate an NAV. As a result, the fund's NAV may change on days when you will not be able to purchase or redeem shares. In addition, a foreign exchange may not value its listed securities at the same time that we calculate the fund's NAV. Events affecting the values of portfolio securities that occur between the time a foreign exchange assigns a price to the portfolio securities and the time when we calculate the fund's NAV generally will not be reflected in the fund's NAV. These events will be reflected in the fund's NAV when we, under the supervision of the Board of Directors of the Strong Funds, determine that they would have a material effect on the fund's NAV.

((Side Box))

We determine the share price or NAV of a class of
shares by dividing net assets attributable to the
class of shares (the value of the fund's
investments, cash, and other assets attributable to
the class of shares minus the fund's liabilities
attributable to the class of shares) by the number
of shares in the class outstanding.
---------------------------------------------------

BUYING SHARES

INVESTMENT MINIMUMS: When buying shares, you must meet the following investment minimum requirements.

                           INITIAL INVESTMENT MINIMUM             ADDITIONAL INVESTMENT MINIMUM
-------------------------  -------------------------------------  -------------------------------------
Regular accounts           $2,500                                 $50
-------------------------  -------------------------------------
Education IRA accounts     $500                                   $50
                           -------------------------------------  -------------------------------------
Other IRAs and             $250                                   $50
UGMA/UTMA accounts
-------------------------  -------------------------------------  -------------------------------------
SIMPLE IRA, SEP-IRA,       the lesser of $250 or $25 per month    $50
403(b)(7), Keogh, Pension
Plan, and Profit Sharing
Plan accounts*
-------------------------                                         -------------------------------------

* If you open a qualified retirement plan account where we or one of our alliance partners provides administrative services, there is no initial investment minimum.

The fund has adopted a multiple class plan which currently permits it to offer three classes of shares: Investor Class shares, Institutional Class shares, and Advisor Class shares. Each class is offered at its net asset value without the imposition of any sales load, however, each class of shares is subject to fees and expenses which may differ. The principal difference between each of the classes of shares is that the Advisor Class shares are subject to distribution fees and expenses under a 12b-1 plan and that each class of shares is subject to different administrative and transfer agency fees and expenses.

 BUYING INSTRUCTIONS
 You can buy shares in several ways.

 MAIL
 You can open or add to an account by mail with a check or money order made payable to Strong Funds. Send it to the address listed on the back of this prospectus, along with your account application (for a new account) or an Additional Investment Form (for an existing account).

 EXCHANGE OPTION
 Sign up for the exchange option when you open your account. You may exchange your shares of the fund for shares of another Strong Fund. You may make an exchange by calling Strong Institutional Client Services at 1-800-368-1683 or by sending a facsimile to 1-414-359-3535. Please obtain and read the appropriate prospectus before investing in any of the Strong Funds. Remember, an exchange of shares of one Strong Fund for those of another Strong Fund, is considered a sale and a purchase of fund shares for tax purposes and may result in a capital gain or loss. Some Strong Funds that you may want to exchange into may charge a redemption fee of 0.50% to 1.00% on the sale of shares held for less than six months. Purchases by exchange are subject to the investment requirements and other criteria of the fund purchased.

 WIRE
 Call 1-800-368-1683 for instructions before wiring funds either to open or add to an account. This helps to ensure that your account will be credited promptly and correctly.

 BROKER-DEALER
 You may purchase shares through a broker-dealer or other intermediary who may charge you a fee.

 PLEASE REMEMBER . . .
- Make checks or money orders payable to Strong Funds.

- We do not accept cash, third-party checks (checks payable to you written by another party), credit card convenience checks, or checks drawn on banks outside the U.S.

- You will be charged $20 for every check, money order, wire, or Electronic Funds Transfer returned unpaid.

 SELLING SHARES

 You can access the money in your account by selling (also called redeeming) some or all of your shares by one of the methods below. After your redemption request is accepted, we normally send you the proceeds on the next business day.

 SELLING INSTRUCTIONS
 You can sell shares in several ways.

 MAIL
 Write a letter of instruction. It should specify your account number, the dollar amount or number of shares you wish to redeem, the names and signatures of the owners (or other authorized persons), and your mailing address. Then, mail it to the address listed on the back of this prospectus.

 REDEMPTION OPTION
 Sign up for the redemption option when you open your account. With this option, you may sell shares by phone and receive the proceeds in one of three ways:

  (1) We can mail a check to your account's address. Checks will not be forwarded by the Postal Service, so please notify us if your address has changed.

  (2) We can transmit the proceeds by Electronic Funds Transfer to a properly pre-authorized bank account. The proceeds usually will arrive at your bank two banking days after we process your redemption.

  (3) For a $10 fee, we can transmit the proceeds by wire to a properly pre-authorized bank account. The proceeds usually will arrive at your bank the first banking day after we process your redemption.

 BROKER-DEALER
 You may sell shares through a broker-dealer or other intermediary who may charge you a fee.

 PLEASE REMEMBER ...
- If you recently purchased shares, a redemption request on those shares will not be honored until 10 days after we receive the purchase check or electronic transaction.
- Some transactions and requests require a signature guarantee.
- With an IRA (or other retirement account), you will be charged (1) a $10 annual account maintenance fee for each account up to a maximum of $30 and
  (2) a $10 fee for transferring assets to another custodian or for closing an account.
- If you sell shares out of a non-IRA retirement account and you are eligible to roll the sale proceeds into another retirement plan, we will withhold for federal income tax purposes a portion of the sale proceeds unless you transfer all of the proceeds to an eligible retirement plan.

  ((Side Box))

SIGNATURE GUARANTEES help ensure that major
transactions or changes to your account are in fact
authorized by you. For example, we require a
signature guarantee on written redemption requests
for more than $50,000.  You can obtain a signature
guarantee for a nominal fee from most banks,
brokerage firms, and other financial institutions.
A notary public stamp or seal cannot be substituted
for a signature guarantee.
---------------------------------------------------

 ADDITIONAL POLICIES

 TELEPHONE TRANSACTIONS
 Once you place a telephone transaction request, it cannot be canceled or modified. We use reasonable procedures to confirm that telephone transaction requests are genuine. We may be responsible if we do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received over the telephone, provided we reasonably believe the instructions were genuine. During times of unusual market activity, our phones may be busy and you may experience a delay placing a telephone request.

 DISTRIBUTIONS

 DISTRIBUTION POLICY
 The fund generally pays you dividends from net investment income monthly and distributes any net capital gains that it realizes annually. Dividends are declared on each day NAV is calculated, except for bank holidays. Dividends earned on weekends, holidays, and days when the fund's NAV is not calculated are declared on the first day preceding these days that the fund's NAV is calculated. Your investment generally earns dividends from the first business day after we accept your purchase order.

 REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS
 Your dividends and capital gain distributions will be automatically reinvested in additional shares, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account. To change the current option for payment of dividends and capital gains distributions, please call 1-800-368-1683.

 TAXES

 TAXABLE DISTRIBUTIONS
 Any net investment income and net short-term capital gain distributions you receive are taxable as ordinary dividend income at your income tax rate. Distributions of net capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them.

 RETURN OF CAPITAL
 If your fund's (1) income distributions exceed its net investment income and net short-term capital gains or (2) capital gain distributions exceed its net capital gains in any year, all or a portion of those distributions may be treated as a return of capital to you. Although a return of capital is not taxed, it will reduce the cost basis of your shares.

 YEAR-END STATEMENT
 To assist you in tax preparation, after the end of each calendar year, we send you a statement of your fund's ordinary dividends and net capital gain distributions (Form 1099).

 BACKUP WITHHOLDING

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 By law, we must withhold 31% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security Number (SSN) or Tax Identification Number (TIN).

  ((Side Box))

COST BASIS is the amount that you paid for the
shares. When you sell shares, you subtract the cost
basis from the sale proceeds to determine whether
you realized an investment gain or loss.   For
example, if you bought a share of the fund at $10
and you sold it two years later at $11, your cost
basis on the share is $10 and your gain is $1.
---------------------------------------------------

 Because everyone's tax situation is unique, you should consult your tax professional for assistance.

 RESERVED RIGHTS

 We reserve the right to:

- Refuse, change, discontinue, or temporarily suspend account services, including purchase, exchange, or telephone redemption privileges, for any reason.

- Reject any purchase request for any reason including exchanges from other Strong Funds. Generally, we do this if the purchase or exchange is disruptive to the efficient management of the fund (due to the timing of the investment or an investor's history of excessive trading).

- Change the minimum or maximum investment amounts.

- Delay sending out redemption proceeds for up to seven days (this generally only applies to very large redemptions without notice, excessive trading, or during unusual market conditions).

- Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.

- Make a redemption-in-kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of the fund's assets. Generally, redemption-in-kind is used when large redemption requests may cause harm to the fund and its shareholders. This includes redemptions made by checkwriting.

- Close any account that does not meet minimum investment requirements. We will give you notice and 60 days to begin an automatic investment program or to increase your balance to the required minimum.

- Reject any purchase or redemption request that does not contain all required documentation.

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FOR MORE INFORMATION

More information is available upon request at no charge, including:

SHAREHOLDER REPORTS: Additional information is available in the annual and semi-annual report to shareholders. These reports contain a letter from management, discuss recent market conditions, economic trends and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains more details about investment policies and techniques. A current SAI is on file with the SEC and is incorporated into this prospectus by reference. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.

To request information or to ask questions:

BY TELEPHONE                         BY OVERNIGHT DELIVERY
(800) 368-1683                       Strong Institutional Client Services
                                     100 Heritage Reserve
BY MAIL                              Menomonee Falls, Wisconsin 53051
Strong Institutional Client Services
P.O. Box 2936                        ON THE INTERNET
Milwaukee, Wisconsin 53201-2936      View online or download documents:
                                     SEC*: www.sec.gov



This prospectus is not an offer to sell securities in any place where it would be illegal to do so.

*YOU CAN ALSO OBTAIN COPIES BY VISITING THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. OR BY SENDING YOUR REQUEST AND A DUPLICATING FEE TO THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-6009. YOU CAN CALL 1-800-SEC-0330 FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM.

Strong Advantage Fund, a series of Strong Advantage Fund, Inc., SEC file number: 811-5667


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